united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/15

Item 1. Reports to Stockholders.

TOPS® Managed Risk Flex ETF Portfolio
A series of the Northern Lights Variable Trust

Annual Report

December 31, 2015

Distributed by Northern Lights Distributors, LLC

Member FINRA

A Message from the TOPS® Portfolio Management Team

End of Year 2015 Market Commentary

“Modest full year returns camouflage significant volatility”

October’s strong global equity market rallies were followed by weakness and volatility through yearend, but the TOPS Managed Risk Flex ETF Portfolio held ground for the fourth quarter of 2015. The gains in October were not sufficient to offset declines for the first nine months, so full year returns for the Portfolio were negative.

The following factors impacted 2015 and may continue to loom large in our portfolio strategies and results:

1)	The U.S Dollar (USD) was very strong for the second consecutive year, so international diversification was a negative for both fixed income and equity portfolios.

2)	Oil prices plunged for the second year in a row, as did many additional commodities. This had a particularly strong negative impact on Emerging Market equities.

3)	Central Bank actions and communications created uncertainty for investors which added to financial market volatility.

Fourth Quarter Market Returns

Equity markets rebounded sharply in October: the S&P 500 was +8.4%, S&P Midcap +5.6%, S&P SmallCap +6.1%, developed international (EAFE) +7.8% and Emerging Markets (MSCI EM) +7.1%. We would have been happy to see those returns for the full year. Unfortunately, that brief burst to the upside was the only truly strong period experienced in 2015. The volatility and downward bias of November and December was more representative of the remainder of the year, and Q4 returns were barely positive except for the large stock indexes (S&P 500 +7.0% and EAFE +4.7%).

The primary fixed income index, the BarCap U.S. Aggregate Bond was -0.57% for Q4 after recording modest gains in Q3 and through the first 10 months of the year. The Federal Reserve increased interest rates in December (for the first time since 2006), but uncertainties about the number and impact of 2016 interest rate increases caused bond yields to rise, particularly for non-investment-grade bonds. High Yield ETFs declined again in Q4. The sector includes a significant representation of U.S. energy companies and the continued weakness of oil prices exacerbated default fears.

2015 Full Year Market Returns

The one-two punch of a strong USD and weak oil prices hit diversified portfolios hard in 2015. Asset classes that were left wobbly included EM currencies, EM stocks, EM bonds, TIPS bonds, natural resources, high yield bonds and indexes that have significant exposure to energy stocks. This battering impacted both absolute and relative returns for the Portfolio, as we discuss in this section.

12/31/2015

Most equity market indexes entered the fourth quarter with mid-single-digits year to date losses and the modest gains discussed above were not sufficient to pull returns into positive territory for the year. Our modest allocation to domestic REITS (RWR) returned 4.1%, but the S&P 500 (S&P) was the “star” of the year with a meager +1.4% total return. Even at that, the S&P price-only index lost 15 points (nearly 1%), so only the 2% dividend yield kept the S&P from a yearly loss. The good news is that the S&P is our largest equity holding in the Portfolio. As you know, the TOPS portfolio team will never speculate on the success of one sector, so our portfolios will always have significant exposure to “diversifiers” that enhance the longer term risk/reward characteristics of the Portfolio.

The largest allocations to diversifiers are to smaller U.S. equities and international equities, with lesser allocations to natural resources and REITS. In the first half of 2015, MidCap and SmallCap U.S., FTSE and EM all contributed to TOPS equity results that beat the SPX. However, at yearend, both MidCap and SmallCap were down about 2%, while EAFE was -0.8% and Emerging Markets plunged -14.9%. The weakness in oil prices and the strength of the USD played a large role in the negative returns from EM equities.

The trade-weighted USD bottomed in late 2011, but didn’t really get in gear to the upside until 2014. It clearly impacted returns again last year, as translation from local currencies cost Developed International markets roughly 6% (600 basis points) in 2015. Emerging Market currencies were hit even harder by the double whammy of the strong USD and weak commodity prices and the translation from local to USD cut 9% from EM returns. The largest Emerging Markets, the BRICs (Brazil, Russia, India and China) were not immune to the USD, as BRIC currency losses were 8%.

The unprecedented USD strength had a clear negative impact on commodity prices, as most of them are priced in now more-expensive dollars. Slowing global demand for commodities began with China’s growth deceleration and has been worsened by reduced growth rates for economies of all sizes. In many areas, the brief Commodity Super Cycle of rapidly rising prices and demand encouraged commodity suppliers to dramatically increase output and supply now outweighs demand across the globe.

A primary example of the turn in the commodity cycle is oil. Despite incredible turmoil in the Mideast, oil production has held steady in the face of a decline from $107 per barrel in 2014 to $34 in December 2015. Some of this new supply is due to the turnaround in U.S. production due to fracking, but OPEC’s decision to maintain maximum output is the primary cause of a glut of oil that threatens to overwhelm the available storage facilities. Lower energy prices are good for businesses, consumers and developed economy governments over time. However, the shorter term impact on investors of this nosedive is to decrease earnings per share as energy sector earnings are down sharply. Economic growth is also negatively impacted as energy-related capital spending and employment are slashed. There seems to be little chance of a sustainable rebound in oil, so the longer term positives should eventually develop into a tailwind for the asset classes listed above.

The major impact of Central Bank uncertainty was on the bond market. The Fed spokespersons expended a lot of energy talking about raising rates. As each FOMC meeting passed without the initial Fed Funds increase, market volatility rose and fell, so investors were relieved when the Fed finally announced an interest rate increase in December. Combined with the end of Quantitative Easing a year earlier, it appears the Fed is slowly embarking on a new phase of monetary tightening.

For the full year, the 10 year U.S. Treasury Bond (10UST) yield was basically flat. It began the year at 2.17%, fell to 1.7% in February and spent most of the year between 1.9% and 2.4%, finishing at 2.27%. The yield curve

12/31/2015

thus flattened almost imperceptibly as Fed Funds went from 0.0% to 0.25%. The BarCap Aggregate return was barely positive for the year at +0.55%. The TOPS strategy of owning modestly shorter duration (maturity) allocations in investment grade corporates, TIPS and high yield corporates helped returns, as they outperformed longer duration assets. As in equities, Emerging Markets debt was TOPS’ worst performer, as it was unable to overcome currency headwinds.

Portfolio Strategies

We enter 2016 without great enthusiasm for the prospects of global economic growth. The two largest economies, America and China, will probably rank fairly high in terms of GDP, but neither one shows signs of acceleration. European growth appears to be improving slightly, but the key hopes on the Continent are for continued easing by the European Central Bank. The mass influx of refugees will continue to weigh on those economies in 2016. Global growth seems likely to remain sluggish.

The U.S. equity market is somewhat expensive and profit margins face downward pressure from the rising USD and a gradual lift in labor costs. This is true for both larger and smaller U.S. companies. Developed international, as represented by FTSE, currently has less demanding valuations and more upside to profit growth.

The apparently-extreme value in emerging markets supports our exposure to EM equities over the longer term, but it is impossible to guess when the short term headwinds will abate. Weak commodity prices, a strong USD, Fed tightening, and China’s slowing growth will continue to impact EM economies, but none of these trends will continue forever. Over time, positive demographics, expanding global trade, and improved financial strength should work in the favor of maintaining EM exposure. There may be an opportunity to take advantage of the value in EM at some point in 2016, and our team will be watching out closely.

On the fixed income side, government bonds also are expensive with yields near historic lows. Fed tightening and falling unemployment should exert upward pressure on yields, but this “normalization” is likely to be very gradual. Taking into account interest income, 2016 total returns could look a lot like those of the past few years.

The good news is that we do not see a recession on the horizon, as the economic imbalances that would typically lead to a recession are not in place. The labor market is nearly back to normal, but is not overheating, consumer spending is solid, household balance sheets are much healthier than in the past, housing is doing well and business investment is growing slowly. The corporate credit cycle is aging and corporate debt has grown. While low interest rates make it easy for businesses to service their debt now, corporate credit should be monitored.

Nobody knows which of the above-mentioned factors will trend into 2016, but the TOPS portfolio management team is considering the potential impact of each as we evaluate potential portfolio strategies. As always, the TOPS strategy for managing globally diversified ETF portfolios is focused on optimizing risk adjusted returns

12/31/2015

Summary of the Milliman Managed Risk Strategy™ (MMRS)

From early June through mid-August, markets were relatively calm, with realized volatility on the S&P 500 averaging just 11%. By the end of August, however, realized volatility had more than doubled to 27%. After spending the summer trading in a range of less than 90 points, the S&P 500 broke out to the downside on August 18, falling 235 points (11.2%) in six days, its largest 6-day drawdown since 2011. This was the S&P 500’s first monthly decline greater than 5% in more than three years and pushed its trailing one-year return into negative territory. After beginning the month at its 15% minimum, the hedge position in the TOPS Managed Risk Growth Fund increased to 60% in response to higher forecasted volatility. The TOPs Managed Risk Moderate and Balanced Funds also increased their hedge positions from 30% and 45%, to 57% and 61%, respectively.

In September, the MSCI All Country World Index was down 3.6% and finished the quarter 9.5% lower. The average level of volatility in equity markets during the second half of Q3 was nearly double what it was during the first half.

Indecision by the Federal Reserve, market intervention by the Chinese government, persistent weakness in commodities and ongoing turmoil in the Middle East all contributed to a heightened sense of uncertainty and global market volatility. The hedge position on the TOPS Managed Risk Growth Fund began September at 60% and spent most of the month in a range between 35% and 65% as volatility remained elevated. The TOPS Managed Risk Moderate and Balanced Funds maintained average daily hedges of 53% and 58% during September, respectively. The hedges helped to reduce both volatility and downside participation.

After a turbulent September, volatility moderated in October, as global equity markets reversed course off their Q3 declines. The year’s max drawdown of -12% on the S&P 500 marks the largest in a calendar year since 2011. Its nearness in the rear-view mirror looms large, but it’s actually smaller than the -14.2% average max drawdown on the S&P 500 dating back to 1980.

Drawdowns like these offer a useful reminder that while equity markets carry the potential to generate attractive returns, they also carry risk of significant downturns along the way. Risk-managed equities offer a way to maintain exposure to the growth potential of equities while seeking to mitigate participation in down markets.

During October, the TOPS Managed Risk Growth and Moderate Funds saw their net equity exposure gradually increase, doubling from approximately one-third at the end of September to approximately two-thirds by the end of October. The net equity exposure on the Balanced Fund increased to approximately 50%. As volatility

12/31/2015

moderated off a multi-year high, the reduction in portfolio hedges provided increasing exposure to the market’s steady upward climb.

Before finishing November essentially unchanged, the S&P 500 took a two-week tumble of more than 4% from its early November peak, as higher-than-expected jobs numbers raised expectations of a December Fed rate hike. Developed and EM markets sold off in similar fashion, but to a greater degree. As volatility increased, the TOPS Managed Risk Funds each increased their respective hedge positions. The net equity exposure on the Growth Fund was reduced from 75% to 50% before finishing the month at 77%. The Moderate Fund followed a similar pattern, finishing the month with a net equity exposure of 70%, while the Conservative Fund reduced its net equity exposure briefly to 49% before reverting back to 55%, where it spent most of November.

Broad market indexes sold off in December, ultimately finishing the year lower than they started. Volatility crept higher through the middle of the month with the approach of the Fed’s final meeting of 2015 and a widely expected increase in the fed funds rate. After the announcement of the rate hike, volatility modulated through the end of the year.

Along with changes in volatility forecasts, the TOPS Managed Risk Funds adjusted its respective hedge positions in December, each moving in a similar direction, but with varying magnitudes. The Growth Fund began the month with a net equity exposure of 73%, which was steadily reduced through mid-month to 37%. As forecasted volatility reverted lower, the net equity exposure edged higher, finishing the year at 62%. The net equity exposure on the Moderate Fund experienced changes similar to those of the Growth fund; it began the month near full target allocation, was reduced to 37%, and ended the month near full target allocation at 63%. The Balanced Fund experienced the smallest changes to its net equity exposure, dropping from 49% at the start of the month to 33% by mid-month and back up to 49% by year-end.

The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

The S&P MidCap 400®measures the mid-cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The S&P SmallCap 600®measures the small cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The MSCI EAFE®Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure the combined equity market performance of the materials sector of emerging markets countries. Component securities include those of chemical companies, construction materials companies, containers and packaging companies, metals and mining companies, and paper and forest products companies.

The Barclays Capital Aggregate Bond Index is weighted according to market capitalization, which means the securities represented in the index are weighted according to the market size of the bond category. Treasury securities, mortgage-backed securities (MBS) foreign bonds , government agency bonds and corporate bonds are some of the categories

12/31/2015

included in the index. The bonds represented are medium term with an average maturity of about 4.57 years. In all, the index represents about 8,200 fixed-income securities with a total value of approximately $15 trillion (about 43% of the total U.S. bond market).

The Barclays Capital High Yield Very Liquid Index includes publicly issued U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s, S&P, and Fitch, respectively (before July 1, 2005, the lower of Moody’s and S&P was used), and have $600 million or more of outstanding face value.

The Barclays Capital U.S. Credit Bond Index measures the performance of investment grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity of greater than one year.

The Barclays Capital Intermediate U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past Performance is no guarantee of future results.

6062-NLD-1/20/2016

12/31/2015

TOPS® Managed Risk Flex ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2015

The Portfolio’s performance figures* for the periods ended December 31, 2015, as compared to its benchmark:

		Performance Since
	One	Inception (8/27/13)
	Year	(Annualized)
TOPS Managed Risk Flex ETF Portfolio	(5.20)%	1.37%
S&P 500 Total Return Index**	1.38%	12.43%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Per the fee table in the May 1, 2015 prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses is 1.08%. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	The S&P 500 Total Return Index is an unmanaged market capitlization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2015	% of Net Assets
Equity Funds	49.4%
Debt Funds	38.7%
Other/Cash & Cash Equivalents	11.9%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

TOPS® Managed Risk Flex ETF Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 88.1%
	DEBT FUNDS - 38.7%
150,700	FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	$3,643,926
14,425	iShares 1-3 Year Treasury Bond ETF	1,216,893
28,121	iShares 3-7 Year Treasury Bond ETF	3,447,916
16,103	iShares Floating Rate Bond ETF	812,235
37,717	iShares iBoxx $ High Yield Corporate Bond ETF	3,039,236
37,327	iShares iBoxx $ Investment Grade Corporate Bond ETF	4,255,651
71,319	PIMCO 1-5 Year U.S. TIPS Index ETF	3,660,804
54,246	PowerShares Senior Loan Portfolio	1,215,111
86,796	SPDR Barclays Short Term Corporate Bond ETF	2,638,598
19,212	Vanguard Total International Bond ETF	1,015,931
35,669	WisdomTree Emerging Markets Local Debt Fund	1,222,733
		26,169,034
	EQUITY FUNDS - 49.4%
45,611	FlexShares Global Upstream Natural Resources Index Fund	1,014,845
25,779	Guggenheim Timber ETF	608,384
22,982	iShares Core S&P Mid-Cap ETF	3,203,231
29,312	iShares Core S&P Small-Cap ETF	3,227,544
41,843	iShares S&P 500 Growth ETF	4,845,419
73,150	iShares S&P 500 Value ETF	6,475,970
46,713	SPDR Dow Jones International Real Estate ETF	1,827,413
17,626	SPDR Dow Jones REIT ETF	1,615,070
7,362	Vanguard Energy ETF	611,929
130,497	Vanguard FTSE All-World ex-US ETF	5,664,875
13,073	Vanguard FTSE All-World ex-US Small-Cap ETF	1,214,090
74,357	Vanguard FTSE Emerging Markets ETF	2,432,218
6,427	Vanguard Materials ETF	605,359
		33,346,347
	TOTAL EXCHANGE TRADED FUNDS (Cost - $62,353,236)	59,515,381

	SHORT-TERM INVESTMENTS - 12.8%
	MONEY MARKET FUND - 12.2%
8,241,909	Invesco Short-Term Investments Trust - Liquid Assets Portfolio to yield 0.29% (a)	8,241,909

Principal		Coupon (b)	Maturity
	U.S. TREASURY BILL - 0.6%
$400,000	United States Treasury Bill (c)	0.00%	3/24/2016	399,797

	TOTAL SHORT-TERM INVESTMENTS (Cost - $8,641,706)			8,641,706

	TOTAL INVESTMENTS - 100.9% (Cost - $70,994,942) (d)			$68,157,087
	OTHER ASSETS AND LIABILITIES - NET - (0.9)%			(609,958)
	TOTAL NET ASSETS - 100.0%			$67,547,129

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2015

TIPS - Treasury Inflation Protected Security

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

(a)	Variable rate security, the money market rate shown represents the rate at December 31, 2015.

(b)	Represents discount rate at time of purchase.

(c)	All or a portion of this security may be held as collateral for futures contracts.

(d)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $71,202,219 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$257,083
Unrealized depreciation:	(3,302,215)
Net unrealized depreciation:	$(3,045,132)

		Unrealized
Contracts		Depreciation
	LONG FUTURES CONTRACTS
7	MSCI EAFE Index Mini March 2016
	(Underlying Face Amount at Value $594,370)	$(7,196)
12	MSCI Emerging Market Index Mini March 2016
	(Underlying Face Amount at Value $472,500)	(12,620)
5	Russell 2000 Index Mini March 2016
	(Underlying Face Amount at Value $565,750)	(9,709)
7	S&P 500 Index E-Mini March 2016
	(Underlying Face Amount at Value $712,425)	(7,662)
2	S&P Midcap 400 Index E-Mini March 2016
	(Underlying Face Amount at Value $278,700)	(3,863)

	NET UNREALIZED DEPRECIATION OF FUTURES CONTRACTS	$(41,050)

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Statement of Assets and Liabilities
December 31, 2015

Assets:
Total Investments in securities, at cost	$70,994,942
Total Investments in securities, at value	$68,157,087
Cash	58,035
Deposits with Broker	16,940
Receivable for Portfolio shares sold	144,358
Receivable for securities sold	304,492
Dividends receivable	3,371
Total Assets	68,684,283
Liabilities:
Accrued investment advisory fees	16,861
Accrued distribution (12b-1) fees	25,291
Payable for securities purchased	1,045,643
Unrealized depreciation on futures contracts	41,050
Payable to related parties and administrative service fees	5,620
Payable for Portfolio shares redeemed	2,689
Total Liabilities	1,137,154
Net Assets	$67,547,129

Net Assets Consist Of:
Paid in capital	$71,151,391
Undistributed net investment income	639,342
Accumulated net realized loss on investments and futures contracts	(1,364,699)
Net unrealized depreciation on investments and futures contracts	(2,878,905)
Net Assets	$67,547,129
Total shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	6,603,343

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$10.23

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Statement of Operations
For the Year Ended December 31, 2015

Investment Income:
Dividend income	$1,087,694
Interest income	2,192
Total Investment Income	1,089,886

Expenses:
Investment advisory fees	158,744
Distribution fees (12b-1)	238,116
Related parties and administrative service fees	52,914
Total Expenses	449,774
Net Investment Income	640,112

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain (loss) on:
Investments	24,976
Futures contracts	(1,336,646)
Total net realized loss	(1,311,670)
Net change in unrealized depreciation on:
Investments	(2,747,203)
Futures contracts	(89,495)
Total unrealized depreciation	(2,836,698)
Net Realized and Unrealized Loss on Investments	(4,148,368)

Net Decrease in Net Assets Resulting from Operations	$(3,508,256)

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$640,112	$262,460
Net realized gain (loss) on investments and futures contracts	(1,311,670)	162,098
Distributions of realized gains by underlying investment companies	—	329
Net change in unrealized depreciation on investments and futures contracts	(2,836,698)	(122,372)
Net increase (decrease) in net assets resulting from operations	(3,508,256)	302,515
From Distributions to Shareholders:
Net Investment Income:	(262,543)	(16,108)
Net Realized Gains:	(212,426)	(6,178)

Total distributions to shareholders	(474,969)	(22,286)

From Shares of Beneficial Interest:
Proceeds from shares sold	38,925,774	34,938,347
Reinvestment of distributions	474,969	22,286
Cost of shares redeemed	(4,285,384)	(2,408,500)
Net increase in net assets from share transactions of beneficial interest	35,115,359	32,552,133

Total Increase In Net Assets	31,132,134	32,832,362

Net Assets:
Beginning of year	36,414,995	3,582,633
End of year *	$67,547,129	$36,414,995
* Includes undistributed net investment income of:	$639,342	$262,292

SHARE ACTIVITY
Shares Sold	3,610,235	3,227,915
Shares Reinvested	46,703	2,064
Shares Redeemed	(400,583)	(220,381)
Net increase in shares of beneficial interest outstanding	3,256,355	3,009,598

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
Financial Highlights

Selected data based on a share outstanding throughout each period.

	For the	For the		For the
	Year Ended	Year Ended		Period Ended
	December 31, 2015	December 31, 2014		December 31, 2013 (a)

Net asset value, beginning of period	$10.88	$10.62		$10.00
Income from investment operations:
Net investment income (b) (c)	0.13	0.17		0.11
Net realized and unrealized gain (loss)on investments and futures contracts	(0.69)	0.10		0.51
Total from investment operations	(0.56)	0.27		0.62
Less distributions from:
Net investment income	(0.05)	(0.01)		—
Net realized gain	(0.04)	(0.00	) (d)	—
Total distributions	(0.09)	(0.01)		—
Net asset value, end of period	$10.23	$10.88		$10.62
Total return (e)	(5.20)%	2.54%		6.20%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$67,547	$36,415		$3,583
Ratio of expenses to average net assets (f)	0.85%	0.85%		0.85	% (g)
Ratio of net investment income to average net assets (c) (f)	1.21%	1.54%		3.09	% (g)
Portfolio turnover rate	18%	25%		3	% (h)

(a)	The TOPS® Managed Risk Flex ETF Portfolio commenced operations on August 27, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Amount represents less than $0.01 per share.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(f)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(g)	Annualized.

(h)	Not annualized.

See accompanying notes to financial statements.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS
December 31, 2015

1.	ORGANIZATION

The TOPS® Managed Risk Flex ETF Portfolio (the “Portfolio”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on November 2, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolio is intended to be a funding vehicle for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies. The assets of the Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. The Portfolio pays its own expenses. The Portfolio seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole. The Portfolio commenced operations on August 27, 2013.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolio follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.

Valuation of Fund of Funds  –  The Portfolio may invest in portfolios of open-end investment companies (the “Underlying Funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the board of directors of the open-end funds.

The Portfolio may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.

Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2015 for the Portfolio’s investments measured at fair value:

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

TOPS® Managed Risk Flex ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$59,515,381	$—	$—	$59,515,381
Short-Term Investments	8,241,909	399,797	—	8,641,706
Total	$67,757,290	$399,797	$—	$68,157,087

Liabilities	Level 1	Level 2	Level 3	Total
Long Futures Contracts **	41,050	—	—	41,050

The Portfolio did not hold any Level 3 securities during the year. There were no transfers into or out of any level during the year.

It is the Portfolio’s policy to record transfers between levels at the end of the year.

*	Refer to the Portfolio of Investments for security classifications.

**	Cumulative appreciation (depreciation) of futures contracts is reported in the above table.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Portfolio.

Federal Income Tax – It is the Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions in the open tax years (2013 - 2014) or expected to be taken in the Portfolio’s 2015 tax returns. The Portfolio identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Portfolio makes significant investments. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

Futures Contracts – The Portfolio is subject to equity price risk in the normal course of pursuing its investment objectives. The Portfolio may purchase or sell futures contracts to hedge against market risk and to reduce return volatility. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio’s basis in the contract. If the Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Portfolio segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For the year ended December 31, 2015, the Portfolio had a net realized loss from futures contracts subject to equity price risk of $1,336,646 reported in the Statement of Operations. For the year ended December 31, 2015, the Portfolio had a net change in unrealized depreciation of $89,495 from futures contracts subject to equity price risk.

The notional value of the derivative instruments outstanding as of December 31, 2015 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

Offsetting of Financial Assets and Derivative Assets

It is the Portfolio’s policy to recognize a net asset or liability equal to the unrealized appreciation (depreciation) of futures contracts. During the year ended December 31, 2015, the Portfolio is subject to a master netting arrangement for the futures. The following table shows additional information regarding the offsetting of assets and liabilities at December 31, 2015:

Gross Amounts Not Offset in
the Statement of Assets &
Liabilities:						Liabilities
Net Amounts
			Gross		of Liabilities
			Amounts		Presented in
	Gross		Offset in the		the
	Amounts of		Statement		Statement of			Cash
	Recognized		of Assets &		Assets &	Financial		Collateral	Net
Description	Liabilities		Liabilities		Liabilities	Instruments		Pledged	Amount
Futures Contracts	$41,050	(1)	$—	(1)	$41,050	$41,050	(2)	$—	$—
Total	$41,050		$—		$41,050	$41,050		$—	$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

Exchange Traded Funds – The Portfolio may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Portfolio may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and government securities, amounted to $38,451,622 and $8,343,856, respectively.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

ValMark Advisers, Inc. serves as the Portfolio’s Investment Advisor (the “Advisor”). The Advisor has engaged Milliman Financial Risk Management, LLC as the Portfolio’s Sub-Advisor (the “Sub-Advisor”). Pursuant to an Advisory Agreement with the Trust, the Advisor, on behalf of the Portfolio, under the oversight of the Board, directs the daily investment operations of the Portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Portfolio pays the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly, at an annual rate of 0.30% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, the Advisor pays the Sub-Advisor a fee, which is computed and accrued daily and paid monthly. For the year ended December 31, 2015, the Advisor earned $158,744 in advisory fees.

The Board has adopted, on behalf of the Portfolio, a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The fee is calculated at an annual rate of 0.45% of the average daily net assets attributable to the Portfolio’s shares, and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution related activities and/or maintenance of the Portfolio’s shareholder accounts, not otherwise required to be provided by the Advisor. For the year ended December 31, 2015, the Portfolio paid $238,116 in distribution fees.

In addition, certain affiliates of the Distributor provide services to the Portfolio as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to the terms of an administrative servicing agreement with GFS, the Portfolio pays to GFS a monthly fee for all operating expenses of the Portfolio, which is calculated by the Portfolio on its average daily net assets. Operating expenses include but are not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services, Shareholder Reporting Expenses, Trustees Fees and Custody Fees. For the year ended December 31, 2015, the Trustees received fees in the amount of $9,543 on behalf of the Portfolio.

The approved entities may be affiliates of GFS and the Distributor. A Trustee and certain Officers of the Trust are also Officers of GFS, and are not paid any fees directly by the Portfolio for serving in such capcaities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from GFS under the administrative servicing agreement.

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolio on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from GFS under the administrative servicing agreement.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Portfolio creates presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of December 31, 2015, Minnesota Life Insurance Company held 100% of the voting securities of the Portfolio. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Portfolio distributions paid for the year ended December 31, 2015 and December 31, 2014 were as follows:

For the year ended December 31, 2015			For the year ended December 31, 2014
Ordinary	Long-Term		Ordinary	Long-Term
Income	Capital Gains	Total	Income	Capital Gains	Total
$461,224	$13,745	$474,969	$19,858	$2,428	$22,286

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	and	Appreciation/	Accumulated
Income	Capital Gains	Forwards	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$639,342	$—	$(1,198,472)	$—	$(3,045,132)	$(3,604,262)

The difference between book basis and tax basis accumulated net realized loss, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market treatment of 1256 futures contracts.

At December 31, 2015, the Portfolio had capital loss carry forwards for federal income tax purposes available to offset future capital gains, if any, as follows:

Non-Expiring
Short-Term	Long-Term	Total
$590,272	$608,200	$1,198,472

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of ordinary income distributions, resulted in reclassifications for the following Portfolio for the year ended December 31, 2015 as follows:

Undistributed Net	Accumulated Net
Investment	Realized Gains
Income (Loss)	(Loss)
$(519)	$519

TOPS® Managed Risk Flex ETF Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

7.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”. Investment companies are permitted to measure the fair value of certain privately offered investments using the NAV per share of the investment. Measuring the fair value of an investment this way is called using the NAV practical expedient. Prior to the amendments in ASU No. 2015-07, investments valued using the NAV practical expedient were required to be categorized within the fair value hierarchy. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is allowed. Management is currently evaluating the impact these changes will have on the Portfolio’s financial statements and related disclosures.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there are no subsequent events requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Variable Trust
and the Shareholders of TOPS Managed Risk Flex ETF Portfolio

We have audited the accompanying statement of assets and liabilities of TOPS Managed Risk Flex ETF Portfolio (the “Portfolio”), a series of shares of beneficial interest in Northern Lights Variable Trust, including the portfolio of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period April 27, 2013 (commencement of operations) through December 31, 2013. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and brokers, or by other appropriate procedures where confirmations were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TOPS Managed Risk Flex ETF Portfolio as of December 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period April 27, 2013 to December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 16, 2016

TOPS® Managed Risk Flex ETF Portfolio
EXPENSE EXAMPLES (Unaudited)
December 31, 2015

As a shareholder of the TOPS® Managed Risk Flex ETF Portfolio, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 through December 31, 2015.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, or other expenses charged by your insurance contract or separate account. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical
(5% return before
			Actual		expenses)

	Portfolio’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio	7-1-15	12-31-15	Period *	12-31-15	Period*
TOPS Managed Risk Flex ETF Portfolio	0.85%	$1,000.00	$938.50	$4.15	$1,020.92	$4.33

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

TOPS® Managed Risk Flex ETF Portfolios
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2015

ValMark Adviser, Inc. (Adviser to TOPS® Conservative ETF Portfolio, TOPS® Balanced ETF Portfolio, TOPS® Moderate Growth ETF Portfolio, TOPS® Growth ETF Portfolio, TOPS® Aggressive Growth ETF Portfolio, TOPS® Managed Risk Balanced ETF Portfolio, TOPS® Managed Risk Growth ETF Portfolio, TOPS® Managed Risk Moderate Growth ETF Portfolio, and TOPS® Managed Risk Flex ETF Portfolio)

In connection with the regular meeting held on November 16-17, 2015, the Board of Trustees (the “Trustees”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between ValMark Advisers, Inc (“ValMark”) and the Trust, with respect to TOPS® Conservative ETF Portfolio (“TOPS Conservative”), TOPS® Balanced ETF Portfolio (“TOPS Balanced”), TOPS® Moderate Growth ETF Portfolio (“TOPS Moderate Growth”), TOPS® Growth ETF Portfolio (“TOPS Growth”), TOPS® Aggressive Growth ETF Portfolio (“TOPS Aggressive Growth”), TOPS® Managed Risk Balanced ETF Portfolio (“TOPS Managed Risk Balanced”), TOPS® Managed Risk Growth ETF Portfolio (“TOPS Managed Risk Growth”), TOPS® Managed Risk Moderate Growth ETF Portfolio (TOPS Managed Risk Moderate Growth”) and TOPS® Managed Risk Flex ETF Portfolio (“TOPS Managed Risk Flex”) (each a “Portfolio” and collectively, the “Portfolios”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that the adviser was established in 1997, has approximately $5.7 billion in assets under management, and provides investment advisory and risk management services for a wide variety of high net worth and institutional clients including top corporate insurance firms and investment companies. They reviewed the background information and experience of the key investment personnel responsible for servicing the Portfolios. They considered that ValMark added two experienced professionals to its legal and compliance team during the prior year to support the Portfolios. The Trustees noted the adviser’s corporate infrastructure is strong with an integrated back-office support and plentiful resources available to the investment team. The Trustees acknowledged that although not all strategy risks can be eliminated, the adviser demonstrates a strong risk management culture and process reliant on index investing, diversification, and active asset allocation management and rebalancing to maintain desired portfolio exposures and minimize any drift outside target allocation ranges. They reviewed the adviser’s broker-dealer selection process noting broker-dealers’ experience with ETF execution, technology offered, and cost are all taken into consideration. With respect to the Portfolios sub-advised by Milliman (the “Managed Risk Portfolios”), they noted that the adviser conducts due diligence and supervision of the sub-adviser and oversight of its trading activities by reviewing trade information, position summaries, and is in regular communication and meetings with representatives of the sub-adviser to review the performance results and goals. The Trustees noted the adviser reported no

TOPS® Managed Risk Flex ETF Portfolios
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2015

material compliance or litigation issues since the last advisory agreement renewal that would hinder its ability to effectively provide advisory services to the Portfolios. The Trustees agreed the adviser appears to possess a well-qualified and experienced investment team supported by a comprehensive back office and access to abundant resources. The Board concluded that the adviser should continue to provide a high level of quality service to the Portfolios for the benefit of shareholders.

Performance.

TOPS Conservative. The Trustees reviewed the Portfolio’s objective noting the Portfolio is a fund of funds investing at least 80% of its assets in government, corporate, common & preferred stock, natural resources, and real estate ETFs, and noted the high yield restrictions and “equity value tilt” imposed on the portfolio composition. The Trustees noted that the Portfolio is a 2-star fund, but is showing improvement in its percentile ranking rising from the 83rd percentile for the 3 year period to the 61st percentile year to date. They considered that Morningstar assigned the Portfolio to the Conservative Allocation category, the Portfolio uses the Moderate Target Risk Index as its benchmark, and when compared with the index and category, the Fund’s standard deviation is lower but also has lower Sharpe and Sortino ratios, which is consistent with a 2-star fund. They considered that the Portfolio has consistently captured less upside and downside relative to its benchmarks over the 1 and 3 year periods. The Board agreed that the adviser is providing returns consistent with the allocation strategy as described in the prospectus and should be retained.

TOPS Balanced. The Trustees reviewed the Portfolio’s objective noting the Portfolio is a fund of funds investing at its assets in government, corporate, common & preferred stock, natural resources, and real estate ETFs, and noted the high yield and fixed income allocation restrictions inherent in the Portfolio’s strategy. The Trustees noted the Portfolio is a 3-star fund, as rated by Morningstar, with a recent degradation in ranking. The Trustees agreed that, as expected, the Portfolio is capturing more upside and downside returns versus its category peers. The Trustees noted that the information provided by the adviser shows 1, 2, and 3 year outperformance relative to the Morningstar category and performance in line with the adviser’s internal accounts utilizing a similar strategy. They further noted the Portfolio’s maximum drawdown shows better risk control and allocation alignment than its category peers. The Board agreed that the Portfolio is performing adequately and according to the goals stated in the prospectus. The Trustees concluded that performance is reasonable and the adviser should be retained.

TOPS Moderate Growth. The Trustees reviewed the Portfolio’s objective noting the Portfolio is a fund of funds investing at least 80% of its assets in government, corporate, common & preferred stock, natural resources, and real estate ETFs, and noted the high yield restrictions and “equity value tilt” imposed on the portfolio composition. The Trustees noted the Portfolio is a 2-star fund, as rated by Morningstar, with a steady ranking in the bottom quartile. The Trustees agreed that the Portfolio, while an under-performer, depends on a mean revision to bring it back into favor. They discussed the Portfolio’s consistent underperformance relative to the Morningstar category, but noted it provides returns that are consistently in line with its peer group which is as good, if not better, comparison of Portfolio performance. The Trustees concluded that performance was reasonable and the adviser should be retained.

TOPS Growth. The Trustees reviewed the Portfolio’s objective of capital appreciation noting the Portfolio is a fund of funds investing at least 80% of its assets in government, corporate, common &

TOPS® Managed Risk Flex ETF Portfolios
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2015

preferred stock, natural resources, and real estate ETFs, and noted the high yield and value restrictions imposed on the portfolio composition. The Trustees noted the Portfolio is consistently ranked in the bottom quartile among its peers with higher downside capture over the past year. The Trustees considered, however, that despite underperformance, mean reversion and full cycle review is the Portfolio’s overall strategy and, therefore, the adviser is appropriately pursuing the approach as stated in the prospectus and should be retained.

TOPS Aggressive Growth. The Trustees reviewed the Portfolios objective and noted that it invests its assets primarily in ETFs of common and preferred securities, real estate and natural resources. They further noted the Portfolio does not invest in fixed income and has a growth stock focus. The considered that the Portfolio’s performance is consistent with its 1-star Morningstar ranking. The Trustees agreed that the Portfolio marks a departure from the others managed by the adviser in that there is a dispute by ValMark in the Portfolio’s assigned Morningstar category, and that the preferred category, Aggressive Allocation, is consistent with the adviser’s approach. The Trustees considered that in the adviser’s comparative performance information provided, it shows consistent outperformance, than its selected peer group, and consistent or outperformance relative to the adviser selected Morningstar category, which is not unusual given the category and Portfolio strategy. The Trustees concluded that the adviser is performing as expected and should be retained.

TOPS Managed Risk Balanced. The Trustees reviewed the Portfolio’s objective noting the Portfolio is a fund of funds investing at its assets in government, corporate, common & preferred stock, natural resources, and real estate ETFs, and noted the 15% restriction on high yield stocks, and built in equity value bias. They considered that the Milliman provides an overlay to the Portfolio intended to dampen volatility. They noted the Portfolio was ranked in the 65th percentile for the 3 year period and the 81st percentile for the 1 year period with a 3-star ranking from Morningstar. The Trustees agreed that the Portfolio returns are generally in line with its category averages as reflected in the 3-star ranking with some outperformance overall and moderate drawdown showing risk control as described in the prospectus. The Trustees concluded that the Portfolio is performing reasonably well, consistent with its disclosed strategy and the adviser should be retained.

TOPS Managed Risk Growth. The Trustees reviewed the Portfolio’s objective noting the Portfolio is a fund of funds investing at its assets in government, corporate, common & preferred stock, natural resources, and real estate ETFs, and noted the 15% restriction on high yield stocks and the remaining 85% of the Portfolio allocated to equity categories. They considered that the volatility overlay using futures and swaps to manage volatility is consistent with the Portfolio’s objective. The Trustees noted the Portfolio is a 1-star fund consistently ranked in the bottom decile relative to its Morningstar category peers. They further noted the Portfolio has a higher standard deviation than the Moderate Target Risk Index and Aggressive Allocation Morningstar category with materially lower Sharpe and Sortino ratios. The Trustees agreed that the Portfolio has demonstrated significant underperformance versus the Morningstar category and Index on a 1, 2, and 3 year basis. They considered, however, that, relative to the adviser selected peer group, the Portfolio has outperformed over the 1, 2 and 3 year periods. The Trustees concluded that the Portfolio is providing returns consistent with its stated mandate, but agreed to revisit the Portfolio’s performance prior to the next annual renewal to ensure that trend continues.

TOPS Managed Risk Moderate Growth. The Trustees reviewed the Portfolio’s objective noting the Portfolio is a fund of funds investing at its assets in government, corporate, common & preferred

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SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2015

stock, natural resources, and real estate ETFs, and noted the Portfolio is comprised of 50/50 fixed income and equities. They agreed that the use of the Milliman overlay is consistent with the Portfolio’s objective. The Trustees noted that the Portfolio is a 2-star fund, consistently ranked in the bottom decile of performance with a materially higher standard deviation and lower MPT ratios. They agreed that the Portfolio continues to capture materially more downside than its category and has departed from its previous rate of upside capture over recent periods. The Trustees noted that although the Portfolio underperformed relative to its Morningstar category, it outperformed relative to the adviser selected peer group comprised of other risk managed funds. They further noted the Milliman overlay also resulted in a lower Sortino ratio which is contrary to the objective. After further discussion, the Trustees concluded that the adviser is performing according to the stated strategy and objective as stated in the Portfolio’s prospectus and should be retained.

TOPS Managed Risk Flex. The Trustees reviewed the Portfolio’s objective noting the Portfolio is a fund of funds investing at its assets in corporate, common & preferred stock, natural resources, and real estate ETFs, and noted the Portfolio’s high yield restriction and value stock biases. The Trustees noted that the Portfolio has too brief a performance history to be assigned a Morningstar star ranking, but year to date is ranked in the 86th percentile among its category peers. The Trustees considered that the Portfolio’s short term record shows performance in line with the assigned Morningstar category and outperformance relative to the adviser selected peer group. The Trustees concluded that the Portfolio is providing returns in line with its strategy as described in the prospectus and the adviser should be retained.

Fees and Expenses.

TOPS Non-Risk Managed Portfolios. The Trustees reviewed the advisory fee of the TOPS Non-Risk Managed Portfolios noting the adviser charges a fee of 0.10% for advisory services to each Portfolio. They considered each TOPS Non-Risk Managed Portfolio’s advisory fee and net expense ratio relative to the adviser selected peer group and assigned Morningstar category noting that in each instance the Portfolio’s fee and expense ratio were significantly lower than the average. The Trustees concluded that the pricing of the TOPS Non-Risk Managed Portfolios is very competitive, and concluded that the advisory fees are reasonable and should be attractive to shareholders.

TOPS Managed Risk Portfolios. The Trustees reviewed the advisory fee of the TOPS Managed Risk Portfolios noting the adviser charges a fee of 0.30% for advisory services to each Portfolio. They considered each TOPS Managed Risk Portfolio’s advisory fee and net expense ratio relative to the adviser selected peer group and assigned Morningstar category noting that in each instance the Portfolio’s fee and expense ratio were lower than the average and among the lowest in the benchmark groups. The Trustees noted that the assets of the peer group funds were each higher than that of the TOPS Managed Risk Portfolios. The Trustees concluded that the adviser offers access to a strategy at a fee significantly lower than the market would, as evidenced by benchmark data, bear and, therefore, should be retained.

Economies of Scale. The Trustees noted the Portfolios’ competitive fee and the adviser’s contention that breakpoints would, therefore, be unlikely in the near term. They considered, however, the adviser’s willingness to discuss the matter of economies as a Portfolio’s size materially increases. After further discussion, it was the consensus of the Trustees that based on the existing, competitive fee and each Portfolio’s current asset level, economies had not yet been reached at this time and the

TOPS® Managed Risk Flex ETF Portfolios
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2015

absence of breakpoints was reasonable. They committed to reviewing the matter of economies of scale would be revisited as each Portfolio’s size increases significantly.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser. The Trustees considered the profits realized by the adviser in connection with the operation of each Portfolio and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services provided to the Portfolio. The Trustees observed that based on the profitability information provided by the adviser, the adviser realized a loss in connection with its relationship with most of the Funds, including TOPS Aggressive Growth, TOPS Balanced, TOPS Conservative, TOPS Moderate Growth, TOPS Growth, and TOPS Risk Flex. They further observed that the adviser realized a profit in connection with a few of the larger Funds, but that such profit was not excessive in terms of actual dollars or percentage of revenue. The Trustees noted the adviser believes the profits realized are modest and hopes to continue to see reasonable profits as the Portfolios continue to grow. After further discussion, the Trustees concluded that the adviser was not realizing an excessive profit from its management of any of the TOPS Portfolios.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of each of TOPS® Aggressive Growth ETF Portfolio, TOPS® Balanced ETF Portfolio, TOPS® Conservative ETF Portfolio, TOPS® Moderate Growth ETF Portfolio, TOPS® Growth ETF Portfolio, TOPS® Managed Risk Balanced ETF Portfolio, TOPS® Managed Risk Growth ETF Portfolio, TOPS® Managed Risk Moderate Growth ETF Portfolio and TOPS® Managed Risk Flex ETF Portfolio.

TOPS® Managed Risk Flex ETF Portfolios
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2015

Milliman Financial Risk Management (Sub-Adviser to TOPS® Managed Risk Balanced ETF Portfolio, TOPS® Managed Risk Growth ETF Portfolio, TOPS® Managed Risk Moderate Growth ETF Portfolio, and TOPS ® Managed Risk Flex ETF Portfolio

In connection with the regular meeting held on November 16-17, 2015, the Board of Trustees (the “Trustees”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the renewal of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between ValMark and Milliman Financial Risk Management, LLC (“Milliman”) with respect to TOPS® Managed Risk Balanced ETF Portfolio (“TOPS Managed Risk Balanced”), TOPS® Managed Risk Growth ETF Portfolio (“TOPS Managed Risk Growth”), TOPS® Managed Risk Moderate Growth ETF Portfolio (TOPS Managed Risk Moderate Growth”) and TOPS® Managed Risk Flex ETF Portfolio (“TOPS Managed Risk Flex”) (each a “TOPS Managed Risk Portfolio” or a “Portfolio” and collectively, the “TOPS Managed Risk Portfolios” or the “Portfolios”). In considering the renewal of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that the sub-adviser acts as an adviser, sub-adviser or consultant for clients ranging from small closely held insurance firms to large multinational firms, and manages approximately $183 billion in assets. The Trustees reviewed the background information of the personnel responsible for sub-advising the Portfolios noting that the sub-adviser has a robust corporate infrastructure of fully integrated support areas and access to various resources and technology. They considered that the sub-adviser continuously updates and maintains the risk models with real time data, performs rigorous testing of all aspects of the managed risk strategy, performs simulations and creates performance and risk reports to assess the effectiveness of the risk strategy. The Trustees acknowledged that although not all strategy risks can be eliminated, Milliman is a professional risk manager, has a strong risk management culture, and provides a risk mitigation overlay on the portfolios that, at times, may limit the portfolios’ participation in market gains but is intended to preserve capital. The Trustees noted the sub-adviser monitors compliance with the Portfolios’ investment limitations by setting trading thresholds that comply with each Portfolio’s investment limitations. They noted that Milliman performs annual reviews of the futures commissions merchants it works with to assess quality and effectiveness. They further noted that the sub-adviser reported no material compliance or litigation issues since the previous sub-advisory agreement approval that would have a negative impact on its ability to operate effectively. The Board agreed that the firm has a highly skilled investment and support team with access to various technology resources. The Trustees acknowledged that the adviser stated it is satisfied with the sub-adviser’s overall services provided to the Portfolios. The Board concluded that Milliman should continue to provide a high level of quality service to the Portfolios, the adviser and shareholders.

TOPS® Managed Risk Flex ETF Portfolios
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2015

Performance. The Trustees considered the overall performance of TOPS Managed Risk Balanced, TOPS Managed Risk Growth, TOPS Managed Risk Moderate Growth, and TOPS Managed Risk Flex as described above. In addition, the Trustees reviewed the separate performance of the sub-adviser, and discussed the impact of the sub-adviser’s overlay strategy on the four Portfolios. With respect to TOPS Managed Risk Balanced, they noted that the Milliman value overlay is used to dampen volatility and appears to be functioning as expected within the Portfolio’s overall strategy. With respect to TOPS Managed Risk Growth, they noted the sub-adviser employs its volatility overly strategy using futures and swaps to manage the Portfolio’s volatility consistent with the Portfolio’s stated objective of capital appreciation with less volatility that equity markets. The Trustees noted that the implementation of the Milliman overlay in TOPS Managed Risk Growth may be improved. As to TOPS Managed Risk Moderate Growth, the Trustees noted that the cost associated with the Milliman overly has degraded the Portfolio’s overall performance and Sortino ratio. With respect to TOPS Managed Risk Flex, they noted the Portfolio’s use of the risk overlay is intended to get portfolio volatility consistent with its composition at that time. In general, the Trustees noted that until the most recent year, the performance drag from the Milliman overlay was reasonable, but recent evidence shows elements that are not working as well as desired and suggest that the “formula” for the overlay should be revisited. The Trustees concluded that although performance was not unreasonable, they would monitor the Portfolio’s performance in connection with the Board’s regular quarterly reviews and discuss, as necessary, with the adviser and sub-adviser.

Fees and Expenses. The Trustees noted that Milliman receives a portion of the advisory fee, paid by the adviser, in connection with its services to each TOPS Managed Risk Portfolio. They considered that although Milliman charges a slightly lower fee, on average, to its other clients, the sub-advisory fee is generally consistent with the fees charged to its other similarly-managed, sub-advised funds. They noted the sub-adviser explained that certain other funds it manages or sub-advises have lower fees based on anticipated economies which are built into the sub-advisory fee arrangement. After further discussion, the Trustees concluded that the sub-advisory fee charged to each Portfolio was reasonable.

Economies of Scale. The Trustees considered whether economies of scale had been achieved with respect to the management of the TOPS Managed Risk Portfolios. The Trustees agreed that this was an issue that should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees the current lack of fee breakpoints was acceptable. The Trustees agreed that the possibility of breakpoints and economies of scale would be revisited at the next annual renewal and if the size of any Portfolio significantly increases.

Profitability. The Trustees reviewed the profitability analysis provided by the sub-adviser. They noted the sub-adviser realized a profit in connection with is relationship with the Portfolios but agreed that it was not excessive in terms of actual dollars or as a percentage of fees earned. The Trustees concluded that excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fees are reasonable and that renewal of the agreement is in the best interests of the shareholders of each of TOPS® Managed Risk Balanced ETF Portfolio, TOPS® Managed Risk Growth ETF Portfolio,

TOPS® Managed Risk Flex ETF Portfolios
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2015

TOPS® Managed Risk Moderate Growth ETF Portfolio and TOPS® Managed Risk Flex ETF Portfolio.

TOPS® Managed Risk Flex ETF Portfolio
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2015

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	122	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	122	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	109	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010- 2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	109	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	143	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	143	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

12/31/15-NLVT-v3

TOPS® Managed Risk Flex ETF Portfolio
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	109	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), the Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-572-5945.

12/31/15-NLVT-v3

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

This Page Intentionally Left Blank.

PROXY VOTING POLICY

Information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolio uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-572-5945 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-572-5945.

INVESTMENT ADVISOR
ValMark Advisers, Inc.
130 Springside Drive
Akron, OH 44333

INVESTMENT SUB-ADVISOR
Milliman Financial Risk Management, LLC
71 S. Wacker Drive, 31st Floor
Chicago, IL 60606

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The board of directors of the fund has determined that Mark Taylor and Anthony Hertl are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
FYE 2014 - $10,500
FYE 2015 - $10,500

(b)	Audit-Related Fees
FYE 2014 - None
FYE 2015 - None

(c)	Tax Fees

FYE 2014 - $2,000

FYE 2015 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

FYE 2014 - None

FYE 2015 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2014	2015
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:
2014 - $10,500
2015 - $10,500

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 3/1/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 3/1/16

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 3/1/16